EXHIBIT 99.1
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UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF NEW YORK

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In  re  Agway, Inc.,

                           Debtor.
---------------------------------------------------    CHAPTER 11
In re Agway General Agency, Inc.,                      CASE NO. 02-65872 THROUGH
                                                       CASE NO. 02-65877
                           Debtor.
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In re Brubaker Agronomic Consulting Service LLC,       JOINTLY ADMINISTERED

                           Debtor.
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In re Country Best Adams, LLC,

                           Debtor.
---------------------------------------------------
In re Country Best-DeBerry LLC,

                           Debtor.
---------------------------------------------------
In re Feed Commodities International LLC,

                           Debtor.
---------------------------------------------------

           ORDER AUTHORIZING DEBTORS TO OBTAIN POST-PETITION FINANCING PURSUANT TO 11 U.S.C.SS.SS.105, 362, 364(C)(1), 364(C)(2) AND 364(E)
      --------------------------------------------------------------------


         Upon the motion (the "MOTION"), dated March 12, 2004, of Agway, Inc. ("AGWAY" or the "BORROWER") and the Borrower's affiliated debtors, each as debtor and debtor-in-possession (collectively, the "DEBTORS"),1 in the above-captioned cases (the "CASES") pursuant to sections 105, 362, 364(c)(1),

--------------------
1     The Debtors consist of the following entities: Agway, Inc., Agway  General
Agency, Inc., Brubaker Agronomic Consulting Services LLC, Country Best Adams, LLC, Country Best-DeBerry LLC and Feed Commodities International LLC.


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364(c)(2)  and 364(e) of title 11 of the United  States Code,  11 U.S.C.  ss.ss.
101, et seq. (as amended, the "BANKRUPTCY CODE"), and Rules 2002, 4001 and 9014 of the Federal Rules of Bankruptcy Procedure (as amended, the "BANKRUPTCY RULES"), seeking, among other things:

                         (i) authorization for the Borrower to obtain secured post-petition financing in the form of a letter of credit facility to be used to (i) replace the Existing Letters of Credit (as defined below), which replacement may temporarily include the issuance of back-to-back letters of credit in support of such Existing Letters of Credit up to an aggregate face amount not to exceed $36,000,000 and (ii) obtain additional letters of credit up to an aggregate face amount not to exceed $4,000,000 (the "FINANCING"), and for all of the other Debtors (the "GUARANTORS") to guaranty the Borrower's obligations in connection with the Financing, up to the aggregate principal amount of $40,000,000 (the actual available principal amount at any time being subject to those conditions set forth in the DIP Documents (as defined below)), from JPMorgan Chase Bank ("JPMORGAN CHASE");

                         (ii) authorization for the Debtors to execute and enter
                    into the DIP Documents and to perform such other and further acts as may be required in connection with the DIP Documents;

                         (iii) the granting of security  interests  and liens to
                    JPMorgan Chase (to the extent set forth in paragraph 7 below) in and upon the cash maintained in the Cash Collateral Account (as defined in the DIP Documents);

                         (iv) the granting of a superpriority  claim to JPMorgan
                    Chase (to the extent set forth in paragraphs 6 and 7 below), such claim being payable from, and having recourse to,

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                    substantially all pre-petition and post-petition property of the Debtors' estates and all proceeds thereof, subject to the Carve Out (as defined below); and

                         (v) pursuant to Bankruptcy Rule 4001, a hearing (the "HEARING") on the Motion be held before this Court to consider entry of the proposed Order annexed to the Motion (the "ORDER") authorizing the Borrower to forthwith obtain letters of credit from JPMorgan Chase under the DIP Documents up to an aggregate principal amount not to exceed $40,000,000 (subject to the terms of the Letter of Credit and Guaranty Agreement, substantially in the form annexed as Exhibit A to the Motion (the "REPLACEMENT DIP CREDIT AGREEMENT")).

     Due and appropriate notice of the Motion, the relief requested therein and the Hearing having been served by the Debtors on the Existing DIP Lenders (as defined below), the committee of holders of retiree benefit claims, the former members of the committee of unsecured creditors, on JPMorgan Chase, on the United States Trustee for the Northern District of New York and those entities set forth in this Court's order of December 26, 2002.

     As there were no filings in opposition to the motion, no Hearing was held by this Court on March 30, 2004.

     Upon the record made at the Hearing and after due deliberation and consideration and sufficient cause appearing therefor;

     IT IS FOUND, DETERMINED, ORDERED AND ADJUDGED, that:

1. Recital.

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     (a) On October 1, 2002, (the "PETITION DATE"),  the Debtors filed voluntary petitions for relief with this Court under Chapter 11 of the Bankruptcy Code. The Debtors are continuing in possession of their property, and operating and managing their business as debtors in possession pursuant to Bankruptcy Code ss.ss. 1107 and 1108.

     (b) A certain Senior Secured, Super-Priority Debtor-In-Possession Credit Agreement, dated as of October 4, 2002 (as heretofore amended, modified or supplemented, the "Existing DIP Credit Agreement"), was entered into by and among the Borrower and certain direct or indirect subsidiaries of the Borrower signatory thereto, the lenders party thereto (the "Existing DIP Lenders") and General Electric Capital Corporation, as agent for the Existing DIP Lenders ("GE Capital") pursuant to which the Existing DIP Lenders provided a revolving credit facility of up to $125,000,000 on a post-petition basis on the terms and conditions set forth therein.

     (c) Pursuant to the Existing DIP Credit Agreement, Existing DIP Lenders have issued certain letters of credit totaling approximately $32,800,000.00 (collectively, the "EXISTING LETTERS OF CREDIT").

     (d) The Existing DIP Credit Agreement will mature on April 4, 2004 and the Existing DIP Lenders have informed the Borrower that they will not renew the Existing Letters of Credit as they expire.

     (e) The Existing DIP Credit Agreement requires that the Borrower provide cash collateral and/or a standby letter of credit as collateral for any letter of credit obligations which remain outstanding after the maturity date of the Existing DIP Credit Agreement, subject to the terms and conditions set forth therein.

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2.  Jurisdiction.  This Court has core jurisdiction over the Cases, this Motion, and the parties and property affected hereby pursuant to 28 U.S.C. ss.ss. 157(b) and 1334. Venue is proper before this Court pursuant to 11 U.S.C. ss.ss. 1408 and 1409.

3. Notice. The notice given by the Debtors of the Motion and the Hearing constitutes due and sufficient notice thereof and complies with Bankruptcy Rules 4001(c).

4. Findings Regarding the Financing.

     (a) Good cause has been shown for the entry of this Order.

     (b) The Debtors have an immediate need to obtain the Financing in order to permit, among other things, the orderly liquidation of the Debtors' assets. The access of the Debtors to a letter of credit facility through the incurrence of new indebtedness for letters of credit issued is vital to the preservation of the value of the Debtors' assets.

     (c) The Debtors are unable to obtain (i) financing on more favorable terms from sources other than JPMorgan Chase under the DIP Documents and without granting JPMorgan Chase the DIP Liens and, subject to the Carve Out, the Superpriority Claims (as defined below) under the terms and conditions set forth in this Order and in the DIP Documents, (ii) unsecured credit allowable under section 503(b)(1) of the Bankruptcy Code as an administrative expense, or (iii) secured credit allowable only under Section 364(c)(2) of the Bankruptcy Code.

     (d) The terms of the Financing are fair and reasonable, reflect the Debtors' exercise of prudent business judgment consistent with their fiduciary duties and constitute reasonably equivalent value and fair consideration.

     (e) The Financing has been negotiated in good faith and at arm's length among the Debtors and JPMorgan Chase and all of the Debtors' obligations and

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indebtedness  arising under,  in respect of or in connection  with the Financing and the DIP Documents, including without limitation, (i) all Letters of Credit issued on behalf of the Debtors pursuant to the Replacement DIP Credit Agreement and the Order and (ii) any other "OBLIGATIONS" (as defined in the Replacement
DIP  Credit   Agreement)   (all  of  the  foregoing  in  clauses  (i)  and  (ii)
collectively, the "DIP OBLIGATIONS"), shall be deemed to have been extended by JPMorgan Chase and its respective affiliates in good faith, as that term is used in section 364(e) of the Bankruptcy Code and in express reliance upon the protections offered by section 364(e) of the Bankruptcy Code, and shall be entitled to the full protection of section 364(e) of the Bankruptcy Code in the event that this Order or any provision hereof is vacated, reversed or modified, on appeal or otherwise.

5. Authorization of the Financing and the DIP Documents.

     (a) The Motion is granted, subject to the terms and conditions set forth in this Order.

     (b) The Debtors are hereby authorized to enter into the DIP Documents. The Borrower is hereby authorized to obtain letters of credit pursuant to the Replacement DIP Credit Agreement and this Order, and the Guarantors are hereby authorized to guaranty the Borrower's DIP Obligations up to an aggregate principal amount of $40,000,000 (plus interest, fees and other expenses provided for in the DIP Documents), in accordance with the terms of this Order and the DIP Documents, which shall be used for all purposes permitted under the DIP Documents, including, without limitation, to support the obligations of the Borrower and the Guarantors in connection with the liquidation of the Borrower's and the Guarantors' assets in accordance with this Order and the DIP Documents.

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     (c) In  furtherance of the foregoing and without  further  approval of this
Court,  each Debtor is  authorized  and  directed to perform all acts,  to make,
execute  and  deliver  all   instruments  and  documents   (including,   without
limitation, the execution or recordation of security agreements and financing statements), and to pay all fees, that may be reasonably required or necessary for the Debtors' performance of its obligations under the Financing, including, without limitation:

          (i) the execution, delivery and performance of the LC Documents (as defined in the Replacement DIP Credit Agreement) and any exhibits attached thereto, including, without limitation, the Replacement DIP Credit Agreement (collectively, the "DIP DOCUMENTS");

          (ii) the execution, delivery and performance of one or more amendments to the Replacement DIP Credit Agreement, in each case in such form as the Debtors and JPMorgan Chase may agree (it being understood that no further approval of the Court shall be required for amendments to the Replacement DIP Credit Agreement that do not shorten the maturity of the extensions of credit thereunder or increase the commitments or the fees payable thereunder); and

          (iii) the performance of all other acts required under or in connection with the DIP Documents.

     (d) Upon execution and delivery of the DIP Documents, the DIP Documents shall constitute valid and binding obligations of the Debtors, enforceable against each Debtor party thereto in accordance with the terms of the DIP Documents. No obligation, payment, transfer or grant of security under the DIP Documents or this Order shall be stayed, restrained, voidable, or recoverable under the Bankruptcy Code

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or under any applicable law (including without limitation,  under section 502(d)
of the Bankruptcy Code), or subject to any defense, reduction, setoff, recoupment or counterclaim.

6. Superpriority Claims.

     (a) Pursuant to section 364(c)(1) of the Bankruptcy Code, all of the DIP Obligations shall, without the necessity of JPMorgan Chase filing any proof of claim in the Cases, constitute allowed claims against the Debtors with priority over any and all administrative expenses, diminution claims and all other claims against the Debtors, existing as of the Petition Date or thereafter arising, of any kind whatsoever, including, without limitation, all administrative expenses of the kind specified in sections 503(b) and 507(b) of the Bankruptcy Code, and over any and all administrative expenses or other claims arising under sections 105, 326, 328, 330, 331, 503(b), 506(c), 507(a), 507(b), 1113 or 1114 of the
Bankruptcy Code (the "SUPERPRIORITY CLAIMS"), which allowed claims shall be payable from and have recourse to all pre- and post-petition property of the Debtors and all proceeds thereof, subject only to the payment of the Carve Out to the extent specifically provided herein.

     (b) For purposes hereof, the "CARVE OUT" means (i) all fees required to be paid to the Clerk of the Bankruptcy Court and to the Office of the United States Trustee under section 1930(a) of title 28 of the United States Code and (ii) after the occurrence and during the continuance of an Event of Default (as defined in the Replacement DIP Credit Agreement) the payment of allowed and unpaid professional fees and disbursements incurred by the Debtors and any statutory committees appointed in these Cases (and, to the extent applicable, the Liquidating Trustee appointed pursuant to the Liquidating Plan, as defined in the Replacement DIP Credit Agreement, and any professionals retained by the Liquidating Trustee) in an aggregate amount not in excess of $2,000,000 (plus all unpaid professional fees and disbursements incurred prior to the occurrence

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of an Event of  Default to the extent  allowed  by the  Bankruptcy  Court at any time)). The dollar limitation in clause (b)(ii) of the preceding sentence on fees and disbursements shall neither be reduced nor increased by the amount of any compensation or reimbursement of fees and expenses incurred, accrued, awarded or paid prior to the occurrence of an Event of Default in respect of which the Carve Out is invoked or by any fees, expenses, indemnities or other amounts paid to JPMorgan or its attorneys and agents under the Replacement DIP Credit Agreement or otherwise.

7. DIP  Liens.

     (a) As security for the DIP Obligations, effective and perfected upon the entry of this Order and without the necessity of the execution, recordation or filing by the Debtors of mortgages, security agreements, control agreements, pledge agreements, financing statements or other similar documents, the following security interest and lien is hereby granted to JPMorgan Chase (all property below being collectively referred to as the "Collateral") (all such liens and security interests granted to JPMorgan Chase pursuant to this Order and the DIP Documents, the "DIP LIENS"):

     (b) pursuant to section 364(c)(2) of the Bankruptcy Code, a valid, binding, continuing, enforceable, fully-perfected first priority senior security interest in and lien upon all cash of the Debtors maintained in the account established by the Borrower under the sole and exclusive control of JPMorgan Chase and maintained at the office of JPMorgan Chase at 500 Plum Street, Syracuse, N.Y. 13204 designated as the "Agway Cash Collateral Account" (the "CASH COLLATERAL ACCOUNT") that shall be used solely for the purposes set forth in the Replacement DIP Credit Agreement.

8. Protection of JPMorgan Chase's Rights.

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     (a) The automatic stay provisions of section 362 of the Bankruptcy Code are vacated and modified (i) to permit JPMorgan Chase to exercise, upon the occurrence and during the continuance of an Event of Default, all rights and remedies under the DIP Documents (other than those rights and remedies against the Collateral as provided in clause (ii) below) and (ii) to the extent necessary to permit JPMorgan Chase to exercise, upon the occurrence and during the continuance of an Event of Default and the giving of three business days prior written notice to the extent provided for in the Replacement DIP Credit Agreement, all rights and remedies against the Collateral provided for in the DIP Documents (including, without limitation, the right to setoff monies of the Debtors in accounts (including, but not limited to the Cash Collateral Account) maintained with JPMorgan Chase). In any hearing regarding any exercise of rights or remedies, the only issue that may be raised by any party in opposition thereto shall be whether, in fact, an Event of Default has occurred and is continuing, and the Debtors hereby waive their right to seek relief, including, without limitation, under section 105 of the Bankruptcy Code, to the extent such relief would in any way impair or restrict the rights and remedies of JPMorgan Chase set forth in this Order or the DIP Documents. In no event shall JPMorgan Chase be subject to the equitable doctrine of "marshaling" or any similar doctrine with respect to the Collateral.

     (b) With respect to such relief from the stay, Bankruptcy Rule 4001 (a) (3) is hereby waived for cause shown.

9. Perfection of DIP Liens. JPMorgan Chase is hereby authorized, but not required, to file or record financing statements, notices of lien or similar instruments in any jurisdiction or take any other action in order to validate and perfect the liens and security interests granted to them hereunder. Whether or not JPMorgan Chase shall, in its sole discretion, choose to file such

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financing  statements,  notices  of lien or  similar  instruments  or  otherwise confirm perfection of the liens and security interests granted to them hereunder, such liens and security interests shall be deemed valid, perfected, allowed, enforceable, non-avoidable and not subject to challenge, dispute or subordination, as of the entry of this Order with respect to the DIP Liens (provided, however, that the priorities of such DIP Liens shall be as set forth in paragraph 7 of this Order).

10.  Preservation  of Rights  Granted  Under the Order.

     (a) No claim or lien on the Collateral having a priority superior to or pari passu with those granted by this Order to JPMorgan Chase shall be granted or allowed while any portion of the Financing (or any refinancing thereof) or the New L/C Commitment or Replacement L/C Commitment thereunder or the DIP Obligations remain outstanding and the DIP Liens shall not be (i) subject or junior to any lien or security interest that is avoided and preserved for the benefit of the Debtors' estates under section 551 of the Bankruptcy Code or (ii) subordinated to or made pari passu with any other lien or security interest, whether under section 364(d) of the Bankruptcy Code or otherwise.

     (b) Unless all DIP Obligations (other than contingent indemnification obligations) shall have been paid in full, the Debtors shall not seek, and it shall constitute an Event of Default if any of the Debtors seek, or if there is entered, (i) any modifications or extensions of this Order without the prior written consent of JPMorgan Chase and no such consent shall be implied by any other action, inaction or acquiescence by JPMorgan Chase, or (ii) an order dismissing any of the Cases. If an order dismissing any of the Cases under section 1112 of the Bankruptcy Code or otherwise is at any time entered, such order shall provide (in accordance with sections 105 and 349 of the Bankruptcy
Code) that (i) the Superpriority Claims, DIP Liens and security interests granted to JPMorgan Chase pursuant to this Order shall continue in full force

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and effect and shall maintain  their  priorities as provided in this Order until all DIP Obligations (other than contingent indemnification obligations) shall have been paid and satisfied in full (and that such Superpriority Claims, DIP Liens, and security interests shall, notwithstanding such dismissal, remain
binding  on  all  parties  in  interest)   and  (ii)  this  Court  shall  retain
jurisdiction, notwithstanding such dismissal, for the purposes of enforcing the claims, liens and security interests referred to in (i) above.

     (c) If any or all of the provisions of this Order are hereafter reversed, modified, vacated or stayed, such reversal, stay, modification or vacation shall not affect (i) the validity of any DIP Obligations incurred pursuant to this Order or the DIP Documents prior to the actual receipt of written notice by JPMorgan Chase of the effective date of such reversal, stay, modification or vacation or (ii) the validity or enforceability of any lien, claim or priority authorized or created hereby or pursuant to the DIP Documents with respect to any DIP Obligations. Notwithstanding any such reversal, stay, modification or vacation, DIP Obligations incurred by the Debtors prior to the actual receipt of written notice by JPMorgan Chase of the effective date of such reversal, stay, modification or vacation shall be governed in all respects by the original provisions of this Order, and JPMorgan Chase shall be entitled to all the rights, remedies, privileges and benefits granted in section 364(e) of the Bankruptcy Code, this Order and pursuant to the DIP Documents with respect to all DIP Obligations.

     (d) Except as expressly provided in this Order or in the DIP Documents, the DIP Liens, the Superpriority Claims and all other rights and remedies of JPMorgan Chase granted by the provisions of this Order and the DIP Documents shall survive, and shall not be modified, impaired or discharged by (i) the entry of an order converting any of the Cases to a case under chapter 7, dismissing any of the Cases, terminating the joint administration of these Cases


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or by any other act or omission, or (ii) the entry of an order confirming a plan of liquidation in any of the Cases and, pursuant to section 1141(d)(4) of the Bankruptcy Code, the Debtors have waived any discharge as to any remaining DIP Obligations. The terms and provisions of this Order and the DIP Documents shall continue in these Cases, in any successor cases if these Cases cease to be jointly administered, or in any superceding chapter 7 cases under the Bankruptcy Code, and the DIP Liens, the Superpriority Claims and all other rights and remedies of JPMorgan Chase granted by the provisions of this Order and the DIP Documents shall continue in full force and effect until the DIP Obligations are indefeasibly paid in full.

11. Release of GE Capital Liens. Upon the provision of cash collateral and/or the issuance of one or more back-to-back letters of credit pursuant to the Replacement DIP Credit Agreement to or for the benefit of GE Capital in support of all of the Existing Letters of Credit (the "L/C ISSUANCE DATE") as required pursuant to the Existing DIP Agreement, GE Capital is authorized and directed to execute such documents and take all other actions as may be necessary to release its security interests and liens on the assets of the Debtors other than with respect to its security interests and liens on any cash collateral provided by Borrower in support of the Existing Letters of Credit as required pursuant to the Existing DIP Credit Agreement. Regardless of whether GE Capital executes the releases set forth in the preceding sentence, this Order (a) shall be effective as a determination that, on the L/C Issuance Date, all liens and security interests of any kind or nature held by GE Capital on the assets of the Debtors prior to the L/C Issuance Date have been unconditionally released, discharged and terminated other than with respect to its security interests and liens on any cash collateral provided by Borrower in support of the Existing Letters of Credit as required pursuant to the Existing DIP Credit Agreement, and (b) shall be binding upon and shall govern the acts of all entities including without

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limitation,  all filing agents, filing officers,  title agents, title companies, recorders of mortgages, recorders of deeds, registrars of deeds, administrative agencies, governmental departments, secretaries of state, federal, state, and local officials, and all other persons and entities who may be required by operation of law, the duties of their office, or contract, to accept, file, register or otherwise record or release any documents or instruments, or who may be required to report or insure any title or state of title in or to the assets of the Debtors.

12. Order Governs. In the event of any inconsistency between the provisions of this Order and the DIP Documents, the provisions of this Order shall govern.

13. Binding Effect; Successors and Assigns. The DIP Documents and the provisions of this Order shall be binding upon all parties in interest in these Cases, including, without limitation, JPMorgan Chase and the Debtors and their respective successors and assigns (including any chapter 7 or chapter 11 trustee hereinafter appointed or elected for the estate of any of the Debtors) and shall inure to the benefit of JPMorgan Chase and the Debtors and their respective successors and assigns including the Liquidating Trustee appointed in accordance with the Debtors' Chapter 11 Plan as filed with the Court on February 26, 2004, and as same may be amended; provided, however, and with the exception of the Liquidating Trustee, that JPMorgan Chase shall have no obligation to extend any financing to any successor or assign of the Debtors, including any chapter 7 or chapter 11 trustee or similar responsible person appointed for the estates of the Debtors.

14. Limitation on Charging Expenses Against Collateral. No expenses of administration of the Cases or any future proceeding that may result therefrom, including liquidation in bankruptcy or other proceedings under the Bankruptcy Code, shall be charged against or recovered from the Collateral pursuant to section 506 (c) of the Bankruptcy Code or any similar  principle of law, without

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the prior  written  consent of  JPMorgan  Chase,  and no such  consent  shall be implied from any other action, inaction or acquiescence by JPMorgan Chase.

Dated:   APRIL 1, 2004

                                            /s/Stephen D. Gerling
                                            ------------------------------------
                                            HON. STEPHEN D. GERLING CHIEF UNITED
                                            STATES BANKRUPTCY JUDGE


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